HFiled Pursuant to Rule 497(d)
Registration File No.: 333-173601

BLACKROCK PREFERRED PARTNERS LLC

Amended and Restated Supplement dated April 3, 2012 to the

Prospectus, dated August 26, 2011, of

BlackRock Preferred Partners LLC

This amended and restated supplement amends certain information in the Prospectus (the “Prospectus”), dated August 26, 2011, of BlackRock Preferred Partners LLC (the “Fund”). This amended and restated supplement supersedes all prior amendments and supplements to the Prospectus. Unless otherwise indicated, all other information included in the Prospectus that is not inconsistent with the information set forth in this amended and restated supplement remains unchanged. Capitalized terms not otherwise defined in this amended and restated supplement have the same meaning as in the Prospectus.

Sales Load Breakpoints

Financial intermediaries may charge a sales load of up to 3.00% for their services in conjunction with the distribution of Units. Effective for subscriptions for the May 2012 Membership Date and continuing thereafter, the following sales load breakpoints will apply unless reduced or waived pursuant to this paragraph. The maximum sales charge of 3.00% will be charged for purchases of less than $250,000. A sales charge of 2.00% will be charged for purchases of $250,000 or more, but less than $1 million. A sales charge of 1.00% will be charged for purchases of $1 million or more, but less than $5 million. A sales charge of 0.50% will be charged for purchases of $5 million or more. Financial intermediaries may reduce or waive the sales load for their customers, in their sole discretion, including, but not limited to customers who participate in wrap fee programs or have other fee-based arrangements with the financial intermediary.

Financial intermediaries may charge a sales load in connection with each subscription for Units by an investor, including additional subscriptions made by existing Members. Financial intermediaries will generally aggregate all subscriptions made by a Member when determining the sales load to be imposed on a Member’s additional subscriptions for Units. For example, a Member who makes a $200,000 initial subscription for Units would pay a sales load of 3.00% on that initial $200,000 investment. If that Member then makes an additional $100,000 subscription for Units, that Member’s aggregate subscriptions would amount to $300,000 and the Member would pay a sales load of 2.00% on that additional $100,000 subscription.

Repurchase Offers

Beginning after the Fund has been in operation for approximately one year, the Fund may from time to time offer to repurchase Units from its Members in accordance with written tenders by Members at those times, in those amounts, and on such terms and conditions as the Board may determine in its sole discretion. Each tender offer may be limited and will generally apply to up to 15% of the net assets of the Fund at that time. If a tender offer is oversubscribed by Members, the Fund may decide to repurchase only a pro rata portion of the Units tendered by each Member. In determining whether the Fund should offer to repurchase Units from Members, the Board will consider the recommendations of the Advisors as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Advisors currently expect that they will generally recommend to the Board that the Fund conduct a tender offer to repurchase Units from Members quarterly with tender offer Valuation Dates occurring on the last Business Day of March, June, September and December, with the Valuation Date for the first such tender offer not being prior to the last Business Day of September in 2012.

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A 2.00% early repurchase fee will be charged to any Member that tenders its Units to the Fund in connection with a tender offer with a Valuation Date that is prior to the Business Day immediately preceding the one-year anniversary of the Member’s purchase of the respective Units. For example, if a Member purchases Units in January of year 1, such Member would be subject to an early repurchase fee if such Units were tendered pursuant to a tender offer with a Valuation Date of (or prior to) September 30 of year 1, but would not be subject to an early repurchase fee if such Units were tendered pursuant to a tender offer with a Valuation Date of (or later than) December 31 of year 1. This early repurchase fee would apply separately to each purchase of Units made by a Member.

Distribution Fee

The Fund will, out of its own assets, pay the Distributor for providing distribution services at an annual rate equal to 0.75% of the Fund’s month-end NAV (the “Distribution Fee”). The Distribution Fee is paid to the Distributor and/or financial intermediaries as compensation for assisting with the sale of the Fund’s Units. Financial intermediaries may reimburse the Distribution Fee to their customers who participate in wrap fee programs or have other fee-based arrangements with the financial intermediary. The Distributor will generally pay substantially all of the Distribution Fee to financial intermediaries whose customers hold Units through the applicable financial intermediary; thus, the amounts of any such payments may vary among the financial intermediaries. The Distributor may, however, retain all or a portion of the Distribution Fee in certain instances. For example, the Distributor may itself act as a financial intermediary in respect of Units owned by Members who are its customers, such as the affiliate of the Advisor that purchased a significant amount of Units in connection with the Fund’s initial closing, and retain that portion of the Distribution Fee attributable to Units held through it as a financial intermediary.

Payment of Distribution Fee and Management Fee

Each of the Distribution Fee and the Advisor’s management fee are accrued monthly and are calculated at an annual rate equal to 0.75% of the Fund’s month-end NAV (before the accrual of the Distribution Fee and the management fee for that month and after the accrual of any expense reimbursements owed to the Fund by the Advisor pursuant to the Expense Agreement for that month). As discussed in the Prospectus, the Fund has entered into the Expense Agreement in which the Advisor has agreed to pay certain operating and other expenses of the Fund in order to maintain certain expenses below the Expense Cap, which is 0.50% of the Fund’s average adjusted net assets at the beginning of each month.

Dividend Reinvestment Plan

All correspondence concerning the Plan should be directed to the Plan Administrator at BNY Mellon Alternative Investments, c/o Investor Services, 400 Bellevue Parkway, 2nd Floor (19C-0204), Wilmington, DE 19809; or by calling 1-866-211-4521.

Taxation as a RIC

The Fund anticipates that substantially all of the Portfolio Funds in which it invests will be treated as “passive foreign investment companies” (“PFICs”) for U.S. federal income tax purposes. In general, a PFIC is any foreign corporation if (i) 75% or more of its gross income for the taxable year consists of passive income or (ii) 50% or more of its assets for the taxable year consists of assets that produce, or are held for the production of, passive income.

The Fund intends to elect to mark to market its PFIC stock and include in income any resulting gain or loss (a “Mark-to-Market Election”) for those PFICs in which it invests.

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If the Fund makes a Mark-to-Market Election with respect to a PFIC, the Fund will be deemed to have sold the shares of that PFIC as of the last day of the Fund’s taxable year.

Accordingly, the Fund will generally (i) include in gross income the excess, if any, of the fair market value of its PFIC shares as of the end of the Fund’s taxable year over the adjusted tax basis of such PFIC shares and (ii) deduct as a loss the excess, if any, of the adjusted tax basis of the PFIC shares over the fair market value of such PFIC shares as of the end of the Fund’s taxable year, but only to the extent of any net (i.e., unreversed) mark-to-market gains included in the Fund’s gross income for prior taxable years.

The Fund’s adjusted tax basis in the shares it owns in the PFIC will be increased to reflect any such recognized gain and decreased to reflect any such recognized losses. All of such gain or loss will be treated as ordinary income or ordinary loss (as the case may be) in the hands of the Fund.

Moreover, any gain from the Fund’s actual sale of PFIC shares with respect to which the Fund has made a Mark-to-Market Election will be treated as ordinary income in the Fund’s hands. Thus, the Fund cannot generate long-term capital gains with respect to PFIC shares for which the Fund has made a Mark-to-Market Election.

The Fund will recognize such mark-to-market income regardless of whether the PFIC has made any distributions to the Fund, and such income will constitute investment company taxable income subject to the Annual Distribution Requirement described above. The Fund intends to borrow funds or to redeem a sufficient amount of its investments so that it has sufficient cash to maintain its qualification as a RIC and minimize U.S. federal income and excise taxes. No assurance, however, can be given in this regard.

As noted above, any mark-to-market losses the Fund recognizes with respect to its investments in PFICs will be treated as ordinary losses. Any loss from the Fund’s actual sale of PFIC shares with respect to which the Fund has made a mark-to-market election will be treated as ordinary loss to the extent of any net (i.e., unreversed) mark-to-market gains included in the Fund’s gross income for prior taxable years with respect to such PFIC shares, and the balance of such loss (if any) will generally be treated as a capital loss.

The Fund, however, would not likely get the benefit of any such capital loss, as a capital loss can only be used to offset a capital gain, and the Fund will not, under the Mark-to-Market Election rules, generate any capital gains with respect to its PFIC shares. Although a RIC is permitted to carry forward a net capital loss, a RIC is not permitted to carry forward a net operating loss.

Accordingly, to the extent any mark-to-market PFIC losses, including losses from the Fund’s actual sales of PFIC shares, create or increase a net operating loss of the Fund for a given taxable year, the Fund will not realize any tax benefit from such PFIC losses because the Fund will not be allowed to carry forward such PFIC losses to offset taxable income in future taxable years.

In addition, the Fund will be required to reduce its adjusted tax basis in its PFIC shares by the amount of mark-to-market PFIC losses even if the Fund realizes no tax benefit from such mark-to-market PFIC losses, which would be the case if such mark-to-market PFIC losses create or increase a net operating loss of the Fund.

In this situation, the Fund’s future gross income will be increased (or its future loss will be decreased) by reason of any reduction of the Fund’s adjusted tax basis in its PFIC shares for such unusable mark-to-market PFIC losses. Thus, unusable mark-to-market PFIC losses and unusable losses from the Fund’s actual sales of PFIC shares produce the adverse tax result of double taxation to the Fund and thus holders of its Units.

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Taxation of U.S. Holders

Because (i) the Fund anticipates that substantially all of the Portfolio Funds in which it invests will be treated as PFICs and (ii) the Fund will recognize taxable income (or loss) on a mark-to-market (i.e., deemed sale) basis in respect of its PFIC shares, holders of Units will generally receive ordinary income distributions in respect of their Units each year if and to the extent the Fund has any net appreciation in all of its PFIC shares at the end of a taxable year of the Fund regardless of whether the Fund has actually sold any of its PFIC shares. As a result, holders of Units may recognize taxable income earlier than they would otherwise had no Mark-to-Market Election been made by the Fund. In addition, holders of Units may be subject to the adverse tax result of double taxation caused by unusable PFIC losses, as described in “Taxation as a RIC” above.

CFTC Regulatory Risks

On February 9, 2012, the CFTC adopted certain amendments to the regulations governing commodity pools, commodity pool operators, and commodity trading advisors (the “CPO-CTA Rulemaking”). As part of the CPO-CTA Rulemaking, the CFTC amended Rule 4.5 under the Commodity Exchange Act (the “CEA”) to impose additional restrictions on the use of futures, options and swaps by registered investment companies, such as the Fund. These amendments limit the ability of the Fund to use futures, options and swaps without the Fund, its advisors and operators being subject to full CFTC regulation, which would impose substantial additional regulatory and compliance burdens on the Advisors (who would have to register as commodity pool operators) and the Fund. These amendments have an extended implementation period and their full implementation is dependent upon the completion of other related rulemakings. The ultimate effect these amendments may have on the Advisors and the Fund is thus uncertain; however, it is possible that they may adversely affect the Fund’s ability to manage its portfolio and may impair the Fund’s ability to achieve its investment objective.

Also in the CPO-CTA Rulemaking, the CFTC repealed the exemption from commodity pool operator registration under Rule 4.13(a)(4), which many Managers rely upon. The rescission of Rule 4.13(a)(4) in respect of Managers currently relying on the rule is effective on December 31, 2012. The rescission of the rule in respect of Managers not currently relying on the rule will be effective 60 days after the publication in the Federal Register of the CPO-CTA Rulemaking. This rescission will likewise limit the ability of Portfolio Funds to use futures, options and swaps (which in many cases are integral parts of such Portfolio Funds’ investment strategies) without requiring their Managers to register as commodity pool operators, which would impose substantial additional regulatory and compliance burdens on such Managers and Portfolio Funds. The rescission of Rule 4.13(a)(4) may adversely affect Managers’ ability to manage the portfolios of their Portfolio Funds and to achieve their Portfolio Funds’ investment objectives.

The CPO-CTA Rulemaking also imposed additional reporting and disclosure obligations on commodity pool operators and this may too adversely affect the Fund’s ability to manage its portfolio and impair the Fund’s ability to achieve its investment objective, as well as Managers’ ability to manage the portfolios of their Portfolio Funds and to achieve their Portfolio Funds’ investment objectives.

The CPO-CTA Rulemaking may, in particular, substantially increase regulatory compliance costs for the Fund, the Advisors, the Portfolio Funds and the Managers, and could have effects on the management of the Fund’s and Portfolio Funds’ portfolios that are currently unforeseeable, that could reduce returns to investors and that could impair the Fund’s and the Portfolio Funds’ ability to achieve their investment objectives.

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Volcker Rule Risks

BlackRock is, for purposes of the Bank Holding Company Act of 1956, as amended, and any rules or regulations promulgated thereunder from time to time (the “BHC Act”), a subsidiary of The PNC Financial Services Group, Inc. (“PNC”), which is subject to regulation and supervision as a “financial holding company” (an “FHC”) by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). The “Volcker Rule” contained in Section 619 of the Dodd-Frank Act will limit the ability of “banking entities,” which would include BlackRock by virtue of its relationship with PNC, to sponsor, invest in or serve as investment manager of certain investment funds similar to hedge funds and private equity funds (“Covered Funds”). On October 11, 2011, U.S. financial regulators issued a proposed rule (the “Volcker Proposed Rule”) to implement the statutory mandate of the Volcker Rule. Under the Volcker Proposed Rule, it is possible that the Fund could be considered a “Covered Fund” due to its potential status as a “commodity pool.” If the Fund is considered a “Covered Fund” under the Volcker Rule, the Fund would be subject to significant limitations and restrictions on BlackRock’s relationship to and investment in the Fund. Further, under the Volcker Proposed Rule, it is possible that the Fund could be considered a “banking entity” due to BlackRock’s relationship with the Fund, which result could have a material adverse effect on the Fund’s ability to accomplish its investment objective.

Pursuant to the Dodd-Frank Act, the Volcker Rule’s effective date will be July 21, 2012. Following the effective date of the Volcker Rule, banking entities subject to the Volcker Rule, such as BlackRock and possibly the Fund, will have at least a two-year period to come into compliance with the provisions of the Volcker Rule. The Volcker Rule could have a significant negative impact on BlackRock, the Advisors and the Fund. BlackRock may attempt to take certain actions to lessen the impact of the Volcker Rule, although no assurance can be given that such actions would not have a significant negative impact on the Fund. Upon the effectiveness of the Volcker Rule, BlackRock’s relationship with PNC may require BlackRock to curtail some or all of the Fund’s activities with respect to PNC (if any). Further, BlackRock may be required to reduce or eliminate its investment in the Fund, which in turn could result in BlackRock seeking to participate in the Fund’s planned quarterly repurchase offers or seeking to transfer all or a portion of its investment in the Fund to a third party. Any such participation by BlackRock in the Fund’s planned quarterly repurchase offers would reduce the amount of capacity available for other Members tendering shares into such a repurchase offer and could result in the illiquidity of the Fund’s portfolio increasing faster than it otherwise might if BlackRock did not participate in such repurchase offers (e.g., BlackRock’s participation in repurchase offers to address regulatory issues raised by the Volcker Rule could result in the Fund having net repurchases when it might otherwise not). Additionally, a transfer by BlackRock of all or a portion of its investment in the Fund to a third party could result in such third party being in a position to have voting control over the Fund or influence the management of the Fund through such ownership, which may not be insignificant. It is uncertain when BlackRock would have to make any such determination to reduce or eliminate its investment in the Fund, or over what time period such reduction or elimination would have to take place; however, it could be as early as July 2012. If the Board determines that compliance with the Volcker Rule could render the continued existence and operation of the Fund impractical, the Board may decide to liquidate and dissolve the Fund. While the U.S. financial regulators have issued the Volcker Proposed Rule, the Advisor cannot predict the extent to which the Volcker Rule will be subject to modification by rule prior to its effective date, or the impact any such modifications may have on BlackRock, the Fund or the Advisor.

Expense Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The assumed 5% annual return, which is required by the SEC, is not a prediction of, and does not represent, the projected or actual performance of the Fund.

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You would pay the following fees and expenses on a $1,000 investment, assuming a 5% annual return. The rate of return of the Fund may be greater or less than the hypothetical 5% return used in the example. A greater rate of return than that used in the example would increase the dollar amount of the investment management fee paid by the Fund.

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$107	$254	$392	$702

The example is based on the estimated fees and expenses incurred by the Fund, including the Acquired Fund Fees and Expenses and the Maximum Sales Load, as set out in the fee table in the Fund’s Prospectus and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown and certain Members may pay less in total expenses as a result of either financial intermediaries waiving the sales load or reimbursing the on-going distribution fee, or the application of breakpoints in respect of the sales load.

Had the Acquired Fund Fees and Expenses resulting from the underlying Portfolio Funds not been included in the example above, such that only the direct expenses incurred at the Fund level were included, the estimated fees and expenses for the 1, 3, 5 and 10 year periods would have been $50, $91, $135 and $256, respectively. Actual expenses may be greater or less than those shown.

Certain Unaudited Financial Statements

The Fund’s unaudited Statement of Assets, Liabilities and Members’ Capital and unaudited Portfolio of Investments, each as of February 29, 2012, are set forth below. The Fund generally intends to update the below unaudited financial statements each month. The Fund encourages each prospective investor, prior to investing in the Fund, to request the Fund’s most recent Prospectus supplement from his or her financial advisor, to visit the Fund’s website at www.blackrock.com and/or to visit the Securities and Exchange Commission’s website at www.sec.gov and access the Fund’s filings.

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BLACKROCK PREFERRED PARTNERS LLC

STATEMENT OF ASSETS, LIABILITIES AND MEMBERS’ CAPITAL

FEBRUARY 29, 2012

(unaudited)

Assets
Investments in Investment Funds at fair value (cost - $26,925,000)	$27,455,496
Investments in Investment Funds paid in advance	1,900,000
Cash and cash equivalents	1,243,770
Due from Adviser	177,020
Other assets	232,959

Total assets	31,009,245

Liabilities
Capital contributions received in advance	1,930,000
Offering Costs Payable	37,340
Professional fees payable	56,071
Directors fee payable	993
Accrued expenses and other liabilities	118,165

Total liabilities	2,142,569

Members’ Capital
Total members’ capital	$28,866,676

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BLACKROCK PREFERRED PARTNERS LLC

PORTFOLIO OF INVESTMENTS

FEBRUARY 29, 2012

(unaudited)

Schedule of Investments

Strategy	Investment	Cost	(in U.S. dollars) Fair Value
Directional Trading - 15.6%	AlphaMosaic SPC Platform	$525,000	$514,264
	D.E. Shaw Oculus International Fund	2,000,000	2,135,404
	Fortress Commodities Fund LP	875,000	752,110
	Fortress Macro Fund, Ltd.	1,060,000	1,084,897

			4,486,675
Event Driven - 18.2%	Davidson Kempner International (BVI), Ltd.	1,310,000	1,338,255
	HBK Offshore Fund II LP	1,200,000	1,246,621
	Pentwater Event Fund, Ltd.	1,420,000	1,584,559
	York Investment, Ltd.	1,060,000	1,090,374

			5,259,809
Fundamental Long/Short - 49.8%	BG Fund	1,225,000	1,245,885
	Brigade Leveraged Capital Structures Offshore, Ltd.	1,160,000	1,164,428
	Claren Road Credit Fund, Ltd.	1,885,000	1,854,503
	Conatus Capital Overseas Ltd.	1,000,000	1,084,300
	Glenview Capital Partners (Cayman), Ltd.	950,000	966,806
	King Street Capital, Ltd.	1,000,000	1,006,933
	Oak Hill Credit Alpha Fund (Offshore), Ltd.	1,000,000	1,027,321
	One William Street Capital Offshore Fund, Ltd.	1,790,000	1,805,545
	Scout Capital Fund, Ltd.	1,380,000	1,422,318
	Standard Pacific Capital Offshore, Ltd.	1,060,000	953,669
	Standard Pacific Pan-Asia Fund, Ltd.	875,000	816,235
	Taconic Opportunity Offshore Fund, Ltd.	1,000,000	1,033,722

			14,381,665
Relative Value - 11.5%	Aristeia International, Ltd	1,060,000	1,141,429
	Magnetar Capital Fund II, Ltd.	2,090,000	2,185,918

			3,327,347
Total Investments (Cost - $26,925,000*) - 95.1%			27,455,496
Other Assets Less Liabilities - 4.9%			1,411,180

Members’ Capital - 100.0%			$28,866,676

Percentages shown are stated as a percentage of net assets as of February 29, 2012.

*	The cost and unrealized appreciation (depreciation) of investments as of February 29, 2012, as computed for federal income tax purposes, were as follows:

Aggregate cost	$26,925,000

Gross unrealized appreciation	$859,715
Gross unrealized depreciation	(329,219)

Net unrealized appreciation	$530,496

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BLACKROCK PREFERRED PARTNERS LLC

PORTFOLIO OF INVESTMENTS (CONTINUED)

FEBRUARY 29, 2012

(unaudited)

Investments by Strategy (as a percentage of total investments) as of February 29, 2012 (unaudited)
Directional Trading	16.3%
Event Driven	19.2
Fundamental Long/Short	52.4
Relative Value	12.1
100.0%

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